Exhibit 10.1

FIFTH AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Fifth Amendment”) is made as of this ___ day of September, 2008, by and among BANK OF AMERICA, N.A., a national banking association (“Bank of America”) with an office at 135 South LaSalle Street, Floor, Chicago, Illinois 60603, individually as a Lender and as Agent (“Agent”) for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Bank of America, is referred to hereinafter individually as a “Lender” and collectively as the “Lenders”), the LENDERS and MFRI, INC., a Delaware corporation (“MFRI”), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation (“Midwesco”), PERMA-PIPE, INC., a Delaware corporation (“Perma-Pipe”), THERMAL CARE, INC., a Delaware corporation (“Thermal Care”), TDC FILTER MANUFACTURING, INC., a Delaware corporation (“TDC”) and MIDWESCO MECHANICAL AND ENERGY, INC., a Delaware corporation (“Mechanical”). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied. MFRI, Midwesco, Perma-Pipe, Thermal Care, TDC and Mechanical are sometimes hereinafter referred to individually as a “Borrower” and collectively as “Borrowers”.

WHEREAS, Borrowers (other than Mechanical), Agent, and the Lender signatories thereto hereto entered into that certain Amended and Restated Loan and Security Agreement dated December 15, 2006, as amended by that First Amendment to Amended and Restated Loan and Security Agreement dated February 28, 2007 by and among Borrowers, Agent and Lenders , by that certain Second Amendment to Amended and Restated Loan and Security Agreement dated August 28, 2007 by and among Borrowers, Agent and Lenders, by that certain Third Amendment to Amended and Restated Loan and Security Agreement dated December 13, 2007 by and among Borrowers, Agent and Lenders and by that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated April 17, 2008 by and among Borrowers, Agent and Lenders (said Amended and Restated Loan and Security Agreement, as amended from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers, Agent and Lenders desire to amend and restate the Loan Agreement as provided herein;

NOW, THEREFORE, in consideration of the following terms and conditions, the parties agreed as follows:

1.         Definitions. Except as otherwise specifically provided for herein, all capitalized terms used herein without definition shall have the meanings contained in the Loan Agreement.

2.         Restricted Investments. Subsection 8.2.12 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

“8.2.12 Restricted Investment. Make or have, or permit any Subsidiary of any Borrower to make or have, any Restricted Investment, except that Borrowers may invest up to Twenty-Eight Million Dollars ($28,000,000) in any foreign Subsidiary including a new foreign Subsidiary so long as (x) immediately after the applicable Borrower has made such Investment, no Event of Default has occurred and is continuing and (y) Borrowers shall have pledged to Agent for the benefit of Lenders sixty-six and two-thirds percent (66-2/3%) of the outstanding capital stock of any such new foreign Subsidiary pursuant to a pledge agreement or amendment in form and substance acceptable to Agent. So long as Borrowers shall be deemed to have consented to the creation of any such new foreign Subsidiary and Borrowers shall be deemed to have complied with subsection 8.1.7 of the Loan Agreement with respect to such new foreign Subsidiary. The foregoing notwithstanding, so long as average Availability for the most recently ended ninety (90) day period equals or exceeds fifteen percent (15%) of the remainder of the Revolving Credit Maximum Amount minus the unpaid principal balance of the Term Loan and the Equipment Loans, then the Twenty-Eight Million Dollar ($28,000,000) limit in the first sentence of this subsection 8.2.12 shall be increased to Thirty Million Dollars ($30,000,000).”

3.         Waiver. Agent and Lenders waive any Event of Default occurring prior to the date hereof resulting from Borrowers making Restricted Investments in violation of subsection 8.2.12 (as in effect prior to its amendment pursuant to the terms hereof). Such waiver shall not extend to any violation of subsection 8.1.12 occurring after the effectiveness of this Fifth Amendment.

4.         Amendment Fee. In order to induce Agent and Lenders to enter into this Fifth Amendment, Borrowers agree to pay to Agent, for the ratable benefit of Lenders, an amendment fee equal to $20,000. Said amendment fee shall be due and payable and shall be deemed fully earned and non-refundable on the date hereof.

5.         Conditions Precedent. This Fifth Amendment shall become effective upon satisfaction of each of the following conditions precedent:

(A)      Borrowers, Agent and Lenders shall have executed and delivered to each other this Fifth Amendment; and

(B)      Borrowers shall have paid to Agent, for the ratable benefit of Lenders, the amendment fee provided for in Section 3 above.

6.         Governing Law. This Fifth Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.

7.         Execution in Counterparts. This Fifth Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one Agreement.

8.         Continuing Effect. Except as otherwise provided herein, the Loan Agreement remains in full force and effect.

(Signature Page Follows)

2

(Signature Page to Fifth Amendment to

Amended and Restated Loan and Security Agreement)

MFRI, INC.

By:
Name:
Title:

MIDWESCO FILTER RESOURCES, INC.

By:
Name:
Title:

PERMA-PIPE, INC.

By:
Name:
Title:

THERMAL CARE, INC.

By:
Name:
Title:

TDC FILTER MANUFACTURING, INC.

By:
Name:
Title:

MIDWESCO MECHANICAL AND ENERGY, INC.

By:
Name:
Title:

(Signature Page to Fifth Amendment to

Amended and Restated Loan and Security Agreement)

BANK OF AMERICA, N.A., as Agent and as a Lender

By:
Name:
Title: